UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549

                                 FORM 8-K

                              CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  March 31, 2005


                         FLEETWOOD ENTERPRISES, INC.
              (Exact Name of Registrant as Specified in its Charter)

Delaware                  1-7699                         95-1948322
(State or Other        (Commission File                (IRS Employer
Jurisdiction of            Number)                      Identification
Incorporation)                                          Number)


              3125 Myers Street, Riverside, California 92503-5527
                  (Address of Principal Executive Offices)

Registrant's telephone number, including area code: (951) 351-3500

                               Not Applicable
        (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

__ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
__ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
__ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
__ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


INFORMATION INCLUDED IN THIS REPORT

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Fleetwood Enterprises, Inc. announced on March 31, 2005 that Roger L. Howsmon, formerly executive vice president of its Housing Group, was no longer with the Company. The Company immediately began a search for his replacement and anticipates that the position will be filled within a matter of weeks. A copy of the Company's press release is attached as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1    Press release of Fleetwood Enterprises, Inc. dated March 31,
                2005.


                                   SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 4, 2005
                                   FLEETWOOD ENTERPRISES, INC.



                                   By: /s/  Leonard J. McGill
                                       --------------------------
                                       Leonard J. McGill
                                       Senior Vice President,
                                       Corporate Finance;
                                       Chief Governance Officer


                         Index to Exhibits

Exhibit 99.1    Press release of Fleetwood Enterprises, Inc. dated March 31,
                2005.